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                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                            Dated as of June 23, 1995

                                     between

                           PHILLIPS PETROLEUM COMPANY

                                       and

                            WESTSTAR BANK, as Trustee
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                                 TRUST AGREEMENT

      THIS AMENDED AND RESTATED TRUST AGREEMENT made and entered into as of this 23rd day of June, 1995, by and between PHILLIPS PETROLEUM COMPANY, a Delaware corporation with its executive offices at Phillips Building, Bartlesville, Oklahoma (the "Company") , and WESTSTAR BANK, a state banking corporation with its principal trust office at Weststar Bank Tower Building, 100 SE Frank Phillips Boulevard, Bartlesville, Oklahoma 74003 (the "Trustee").

                                WITNESSETH THAT:

      WHEREAS, the Company heretofore established the Deferred Compensation Plan for Non-Employee Directors of Phillips Petroleum Company (the "Plan") for the purpose of providing a program whereby certain eligible members of the Board of Directors (the "Board") of the Company may defer the payment of all or a portion of their cash compensation or lump sum retirement benefits; and

      WHEREAS, the Company has heretofore established a trust (the "Trust") under the terms of a Trust Agreement dated as of August 24, 1990 (the "Original Trust Agreement") to aid the Company in meeting its obligations under the Plan, so as, to the extent possible within the intent set forth below, to assure payment of the Benefits under the Plan; and

      WHEREAS, the Company has made and may continue to make contributions to this Trust from time to time, which contributions (if made) will be applied in payment of the Company's obligations to pay such benefits; and

      WHEREAS, the Plan provides for the Company to pay all benefits thereunder from its general assets, and the establishment and maintenance of this Trust shall not reduce or otherwise


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affect the Company's continuing liability to pay benefits from such assets except that the Company's liability shall be offset by actual benefit payments made by this Trust; and

      WHEREAS, the Trust established by this Trust Agreement is intended to be classified for income tax purposes as a "grantor trust" with the result that the income of the Trust be treated as income of the Company pursuant to Subpart E,
Part I of Subchapter J of Chapter 1, of Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"); and

      WHEREAS, the Company desires to amend the terms of the Trust to permit the Trustee to receive and act upon specific directions from the Company and others with respect to the investment and reinvestment of such particularly identified portions of the funds.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee agree to amend and restate the Trust Agreement as follows:

SECTION 1. ESTABLISHMENT AND TITLE OF THE TRUST

      1.1 The Company hereby reaffirms its establishment with the Trustee of the Trust, to accept such sums of money and other property, including without limitation one or more insurance or annuity contracts, acceptable to the Trustee as from time to time may be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon that are not paid to the Company as provided in Section 6.1 of this Trust Agreement, less all payments and charges as authorized herein, are hereinafter referred to as the "Trust Fund." The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Trust Fund shall be held for the exclusive purpose of providing payments to the participants of the Plan and their beneficiaries and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments


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have been made; provided, however, that the Trust Fund shall at all times be subject to the claims of the creditors of the Company as set forth in Section 7 of this Trust Agreement.

SECTION 2. ACCEPTANCE BY THE TRUSTEE

      2.1 The Trustee accepts the Trust established under this Trust Agreement on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

SECTION 3. LIMITATION ON USE OF FUNDS

      3.1 No part of the corpus of the Trust Fund shall be recoverable by the Company or used for any purpose other than for the exclusive purpose of providing payments to participants of the Plan and their beneficiaries and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made; provided, however, that W nothing in this
Section 3.1 shall be deemed to limit or otherwise prevent the payment from the Trust Fund of expenses and other charges as provided in Sections 9.1 and 9.2 of this Trust Agreement or the application of the Trust Fund as provided in Section
5.4 of this Trust Agreement if the Trust is finally determined not to constitute a grantor trust and (ii) the Trust Fund shall at all times be subject to the claims of creditors of the Company as set forth in Section 7 of this Trust Agreement.

SECTION 4. DUTIES AND POWERS OF THE TRUSTEE WITH RESPECT TO INVESTMENTS

      4.1 The assets of the Trust Fund shall be invested by the Trustee in accordance with the written investment guidelines provided from time to time by the Company. In this regard, pursuant to instructions given by the Company, the Trustee shall allocate the assets of the Trust


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Fund among one or more accounts ("Accounts"). The Company may further direct the
Trustee to deposit the assets of an Account with an independent fund manager ("Custodian"), who may be a mutual fund manager, and to delegate the investment responsibility for the Account to such Custodian.

      The Custodian of an Account shall invest and reinvest the Account as directed by or shall arrange that the Trustee shall receive confirmation of transactions within an Account managed by a Custodian, that no amounts invested with a Custodian may be disbursed to anyone other than by instruction from the Trustee, and that upon the Company's bankruptcy or insolvency the Custodian shall be advised of such event by the Board and the Chief Executive Officer of the Company, and such Custodians shall thereafter accept only the instructions of the Trustee.

      In the event that assets are transferred to a Custodian pursuant to the instructions of the Company, the Trustee shall not be responsible for the selection of such Custodian or the acts of the Custodian including but not limited to the safekeeping of the assets of the Account, the investments of the assets, or disbursement of any amount from the Account by the Custodian.

      4.2 Subject to the provisions of Section 4.1, the Trustee shall have the following additional powers and authority with respect to all property constituting a part of the Trust Fund:

      (a) To sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof, including call options for property held in the Trust Fund and put options for the purchase of property.

      (b) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or


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            oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.

      (c) To use Trust Fund assets to purchase, and to pay all premiums and other charges upon, individual or group annuity or life insurance contracts, the rates of return and maturity dates of which may reasonably be expected to yield assets of the Trust Fund sufficient to assist' the Company in paying benefits under the Plan, and to withdraw from or borrow against such policies and contracts.

      (d) To deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

      (e) To exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust Fund and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.


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      (f)   To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust.

      (g) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.

      (h) To borrow money from any lender in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan.

      (i) To engage any legal counsel, including counsel to the Company, any enrolled actuary, or any other suitable agents to consult with such counsel, enrolled actuary, or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel, enrolled actuary or agents, and to pay its reasonable fees, expenses and compensation.

      (j) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.


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      (k)   To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

      (l) To transfer assets of the Trust Fund to a successor trustee as provided in Section 1.4.

      (m) To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Section 4 or otherwise in the best interests of the Trust Fund.

SECTION 5. PAYMENTS BY THE TRUSTEE

      5.1 The establishment of the Trust and the payment or delivery to the Trustee of money or other property acceptable to the Trustee shall not vest in Plan participants or their beneficiaries any right, title or interest in and to any assets of the Trust, except as otherwise set forth in this Section 5.

      5.2 The Trustee shall make payment of Plan benefits to participants and beneficiaries of the Plan from the assets held in the Trust Fund, if and to the extent such assets are available for distribution, in accordance with the terms and conditions set forth in the Plan and subject to the election, if any, of the participant or his beneficiary thereunder.


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      5.3 If the Trust Fund is not sufficient to make one or more payments of benefits due under the Plan to such participant or beneficiary in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due.

      5.4 Notwithstanding anything contained in this Trust Agreement to the contrary, if at any time the Trust finally is determined by the Internal Revenue Service ("IRS") not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company pursuant to Subpart E,
Part I of Subchapter J of the Code, or if a tax is finally determined by the IRS or is determined by counsel to the Trustee to be payable by any Plan participant or beneficiary in respect of any vested interest in the Trust Fund prior to payment of such interest to such participant or beneficiary, then the Trust shall immediately terminate and the full fair market value of the assets in the Trust Fund shall be returned to the Company. The Company shall fully reimburse each participant and their beneficiaries for any tax liability they may incur pursuant to the operation of this Section. For purposes of this Section, a final determination of the IRS shall be a decision rendered by the IRS which is no longer subject to administrative appeal within the IRS.

      5.5 Notwithstanding anything in this Trust Agreement to the contrary, the Company shall remain primarily liable under the Plan to pay benefits. However, the Company's liability under the Plan shall be reduced or offset to the extent and by the value of any benefit payments under the Plan made from the Trust.

      5.6 The Trustee shall deduct from each payment under this Trust Agreement any federal, state or local withholding or other taxes or charges which the Trustee may be required to


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deduct under applicable laws, shall pay such amount to the appropriate governmental authorities, and shall inform the Company of all amounts so deducted and paid.

SECTION 6. FUNDING OF THE TRUST

      6.1 Amounts held for the benefit of each participant and beneficiary in the Trust shall be held, administered and accounted for the benefit of participants and beneficiaries of the Plan. The Trust Fund shall consist of such sums of money and such other property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee by the Company, and any earnings or profits thereon. The Company shall make contributions to the Trust from time to time in accordance with such funding method and policy as will permit the Trust to make payment of benefits provided by the Plan. In the event that the total assets of the Trust Fund at any time exceed the arithmetic sum of all benefits accrued under the Plan for participants and beneficiaries, the Trustee shall follow the written instructions from the Company as to the disposition of such excess amount, which instructions may include payment of such amount to the Company. In determining the value of the Trust as of any date, Trust assets shall be valued on the basis of their then fair market value.

SECTION 7. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO PARTICIPANTS AND BENEFICIARIES WHEN COMPANY IS INSOLVENT

      7.1 It is the intent of the parties hereto that the Trust assets are and shall remain at all times subject to the claims of the general creditors of the Company. Accordingly, the Company shall not create a security interest in the Trust assets in favor of the Participants and beneficiaries of the Plan or any creditor.


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      (a)   If the Trustee receives the notice provided for in Section 7.2 hereof, or otherwise receives actual notice that the Company is insolvent or bankrupt as defined in Section 7.2 hereof, the Trustee will make no further distributions from the Trust to any of the participants or beneficiaries of the Plan but will deliver the entire amount of the Trust assets only as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct to make the Trust assets available to satisfy the claims of the Company's general creditors. The Trustee shall resume distributions from the Trust to the participants and beneficiaries of the Plan under the terms hereof, upon no less than thirty (30) days, advance notice to the Company, if it determines that the Company was not, or is no longer bankrupt or insolvent. Unless the Trustee has actual knowledge of the Company's bankruptcy or insolvency, the Trustee shall have no duty to inquire whether the Company is bankrupt or insolvent.

      (b) If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become insolvent, the Trustee shall within thirty (30) days independently determine whether the Company is insolvent.

            The Company shall cooperate with and assist the Trustee in making such determination. In making such a determination, the Trustee may retain outside experts competent to advise the Trustee as to whether the Company has, in fact, become insolvent. The expense of retaining such outside experts shall be deemed to be expenses within the scope of Section 9.2.


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      7.2 The Board and Chief Executive officer shall advise the Trustee promptly in writing of the Company's bankruptcy or insolvency. The Company shall be deemed to be bankrupt or insolvent upon the occurrence of any of the following:

      (a) The Company shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or shall commence any case under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such case shall have been commenced against it, in which an order for relief is entered or which remains undismissed; or the Company by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership, or trusteeship to continue undischarged; or

      (b) The Company shall generally not pay its debts as such debts become due or shall cease to pay its debts in the ordinary course of business.

      7.3 If the Trustee discontinues payments of benefits under the Plan from the Trust pursuant to Section 7.1 of this Trust Agreement and subsequently resumes such payments, the first payment to a participant or beneficiary following such discontinuance shall include the aggregate amount of all payments which would have been made to the participant or beneficiary


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in accordance with the Plan during the period of such discontinuance, less the aggregate amount of payments of benefits under the Plan made to the participant or beneficiary by the Company during any such period of discontinuance.

SECTION 8. THIRD PARTIES

      8.1 A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to see to the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

SECTION 9. TAXES, EXPENSES AND COMPENSATION

      9.1 The Company shall from time to time pay taxes of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company, the Trustee shall pay such taxes out of the Trust Fund. The Trustee shall withhold Federal, State and local taxes from any payments made to a participant or beneficiary in accordance with the provisions of applicable law. The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's expense, and only if it has received an indemnity bond or other security satisfactory to it to pay any such expenses. In the alternative, the Company may itself contest the validity of any such taxes.

      9.2 The Company shall pay the Trustee such reasonable compensation for its services as may be agreed upon in writing from time to time by the Company and the Trustee. The


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Company shall also pay the reasonable expenses incurred by the Trustee in the performance of its duties under this Trust Agreement, including fees of counsel engaged by the Trustee. Such compensation and expenses shall be charged against and paid from the Trust Fund to the extent that the Company does not pay such compensation.

SECTION 10. ADMINISTRATION AND RECORDS

      10.1 The Trustee shall keep or cause to be kept accurate and detailed accounts of any investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company. All such accounts, books and records shall be preserved (in original form, or on microfilm, magnetic tape or any other similar process) for such period as the Trustee may determine, but the Trustee may only destroy such accounts, books and records after first notifying the Company in writing of its intention to do so and transferring to the Company any of such accounts, books and records requested.

      10.2 Within 30 days after the close of each calendar year, and within 30 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the preceding calendar year, or during the period from the close of the preceding calendar year to the date of such removal, resignation or termination, including a description of all investments and securities purchased and sold with the cost or net proceeds of such purchases or sales and showing all cash, securities and other property held at the end of such calendar year or other period.


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      10.3 The Trustee shall from time to time permit an independent public accountant selected by the Company (except one to whom the Trustee has reasonable objection) to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.

      10.4 As of the last day of each calendar year and such other times as the Company may reasonably request, the fair market value of the assets held in the Trust Fund shall be determined. Within 30 days after the close of each calendar year, the Trustee shall file with the Company the written report of the determination of such fair market value of the assets held in the Trust Fund.

      10.5 Nothing contained in this Trust Agreement shall be construed as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company.

      10.6 In the event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor Trustee all records which shall be required by the successor Trustee to enable it to carry out the provisions of this Trust Agreement.

      10.7 In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as the Company and the Trustee may from time to time agree.

SECTION 11. REMOVAL OR RESIGNATION OF THE TRUSTEE AND DESIGNATION OF SUCCESSOR TRUSTEE

      11.1 At any time the Company may remove the Trustee with or without cause, upon at least 60 days, notice in writing to the Trustee. A copy of such notice shall be sent to the Trustee.


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      11.2 The Trustee may resign at any time upon at least 60 days, notice in writing to the Company.

      11.3 In the event of such removal or resignation, the Trustee shall duly file with the Company a written account as provided in Section 10.2 of this Trust Agreement for the period since the last previous annual accounting, listing the investments of the Trust and any uninvested cash balance thereof, and setting forth all receipts, disbursements, distributions and other transactions respecting the Trust not included in any previous account.

      11.4 Within 60 days after any such notice of removal or resignation of the Trustee, the Company shall designate a successor Trustee qualified to act hereunder. Each such successor Trustee, during each period as it shall act as such, shall have the powers, duties and restrictions (including without limitation, the restrictions regarding amendment of certain sections of this Trust Agreement as described in Section 14.1 hereof) herein conferred upon the Trustee, and the word "Trustee" wherever used herein, except where the context otherwise requires, shall be deemed to include any successor Trustee. Upon designation of a successor Trustee and delivery to the resigned or removed Trustee of written acceptance by the successor Trustee of such designation, such resigned or removed Trustee shall promptly assign, transfer, deliver and pay over to such Trustee, in conformity with the requirements of applicable law, the funds and properties in its control or possession then constituting the Trust Fund.

SECTION 12. ENFORCEMENT OF TRUST AGREEMENT AND LEGAL PROCEEDINGS

      12.1 The Company shall have the right to enforce any provision of this Trust Agreement. The general creditors of the Company shall have the right under federal and state laws to enforce the Trust provisions opening the Trust to such general creditors in the event of


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insolvency of the Company. In any action or proceedings affecting the Trust the only necessary parties shall be the Company and the Trustee and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall to the maximum extent permitted by applicable law be binding and conclusive on all persons having or claiming to have any interest in the Trust.

SECTION 13. TERMINATION AND SUSPENSION

      13.1 The Trust shall terminate when all payments which have or may become payable pursuant to the terms of the Trust have been made and any remaining assets shall then be paid by Trustee to the Company.

SECTION 14. AMENDMENTS

      14.1 The Company may from time to time amend or modify, in whole or in part, any or all of the provisions of this Trust Agreement (except Sections 1.1, 3.1, 5, 10, 11.4, 12, 13, 14 and 16, which sections may only be amended by the unanimous written consent of all participants and beneficiaries of the Plan), with the written consent of the Trustee, but without the consent of any participant or beneficiary of the Plan, provided that any such amendment shall not adversely affect the rights of any participant or beneficiary hereunder, or cause the Trust to cease to constitute a grantor trust as described in Section
5.4 of this Trust Agreement; provided further, that the Trust created hereunder shall be irrevocable by the Company without the express written consent of all participants and beneficiaries of the Plan.

      14.2 The Company and the Trustee shall execute such supplements to, or amendments of, this Trust Agreement as shall be necessary to give effect to any such amendment or modification.


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SECTION 15. NONALIENATION

      15.1 Except insofar as applicable law may otherwise require and subject to Sections 1.1, 3.1 and 7 of this Trust Agreement, W no amount payable to or in respect of any participant or beneficiary at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of a participant or beneficiary.

SECTION 16. COMMUNICATIONS

      16.1 Communications to the Company shall be addressed to Phillips Petroleum Company, Attention: Senior Vice President and Treasurer, 17 Phillips Building, Bartlesville, Oklahoma 74004; provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

      16.2 Communications to the Trustee shall be addressed to WestStar Bank,
Attention: Trust Department, 100 S. E. Frank Phillips Boulevard, Bartlesville, Oklahoma 74003; provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

      16.3 No communication shall be binding on the Trustee until it is received by the Trustee, no communication shall be binding on the Company until it is received by the Company and no communication shall be binding on any participant or beneficiary until it is received by the participant or beneficiary.


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      16.4 Any action of the Company pursuant to this Trust Agreement, including all orders, requests, directions, instructions, approvals and objections of the Company to the Trustee, shall be in writing, signed on behalf of the Company by any duly authorized officer of the Company. Any action by any participant or beneficiary shall be in writing. The Trustee may rely on, and will be fully protected with respect to any such action taken or omitted in reliance on, any information, order, request, direction, instruction, approval, objection, and list delivered to the Trustee by the Company or, to the extent applicable under this Trust Agreement by a participant or beneficiary.

SECTION 17. MISCELLANEOUS PROVISIONS

      17.1 This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns and the personal representatives of individuals.

      17.2 The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company.

      17.3 Each participant or beneficiary shall file with the Trustee such pertinent personal information as the Trustee shall specify, and shall have no rights nor be entitled to any benefits under the Trust unless such information is filed.

      17.4 Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.


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      17.5 Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

      17.6 This Trust Agreement and the Trust established here under shall be governed by and construed, enforced, and administered in accordance with the laws of the State of Oklahoma and the Trustee shall be liable to account only in the courts of the State of Oklahoma.

      17.7 This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

      17.8 The words "beneficiary" or "beneficiaries" shall have the meaning set forth in the Plan.

IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.


ATTEST:                               PHILLIPS PETROLEUM COMPANY


By:      /s/  Dale J. Billam          By:      /s/  T. C. Morris
         --------------------------            ---------------------------------
Title:   Secretary                    Title:   Sr. V. P., Treasurer and CFO
         --------------------------            ---------------------------------


                                      WESTSTAR BANK, a state banking corporation
ATTEST:

By:      /s/  Frances David           By:      /s/  Bertha Lankriet
         --------------------------            ---------------------------------
Title:   Asst. Secretary              Title:   Vice President and Trust Officer
         --------------------------            ---------------------------------


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STATE OF OKLAHOMA)           )

                             )    SS

COUNTY OF WASHINGTON         )

      On this 23rd day of June 1995, before me came T. C. Morris to me known, who, being by me duly sworn, did depose and say that he resides at Bartlesville, Oklahoma; that he is the Sr. V.P., Treasurer & CFO of PHILLIPS PETROLEUM COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation or by a duly authorized committee thereof; and that he signed his name thereto by like order.


                                            /s/ Connie Wallace
                                            ------------------------------------
                                            Notary Public

My Commission expires:

July 11, 1996

STATE OF OKLAHOMA)              )

                                )    SS

COUNTY OF WASHINGTON            )

      On this 22nd day of June 1995, before me came Bertha Lanckriet to me known, who, being by me duly sworn, did depose and say that she resides at Bartlesville, Oklahoma; that she is the V. Pres. & Trust Officer of WESTSTAR BANK, a state banking corporation, the corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.


                                            /s/ Mickie Wheat
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

March 20, 1999